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                     United of Omaha Life Insurance Company
                       Supplement Dated September 14, 2001
                                to the Prospectus
                                Dated May 1, 2001


Individual Flexible Payment Variable Annuity

The "Sales to Employees" section of the Prospectus currently discloses that certain distribution costs may be waived for sales to employees of United of Omaha and its affiliates. Employees of United of Omaha and its affiliates who purchase the Policies now may also be charged reduced mortality and expense risk fees and administrative expense charges.

In order to reflect this change, the "Sales to Employees" section of the Prospectus is amended in its entirety as follows:

     "Certain distribution costs may be waived for sales to employees of United of Omaha and our affiliates. We may increase the Accumulation Value of a Policy purchased by such employees to the extent of the distribution costs that are waived. In addition, such employees may also be charged reduced mortality and expense risk fees and administrative expense charges."